Exhibit 99

Latham Group Appoints Sean Gadd as Chief Executive Officer

•	Latham’s Board of Directors has appointed Sean Gadd as President and CEO following a comprehensive succession planning process

•	Mr. Gadd joins following a 21-year career at James Hardie, where he most recently served as President of North America

•	Scott Rajeski has decided to retire after more than 8 years as CEO and will serve as a special advisor to the company

LATHAM, N.Y. – December 8, 2025 – Latham Group, Inc. (Nasdaq: SWIM), the largest designer, manufacturer, and marketer of in-ground residential swimming pools in North America, Australia, and New Zealand, appoints Sean Gadd as the company’s new President and Chief Executive Officer as part of a CEO transition that will take effect on January 5, 2026. The appointment follows a comprehensive search as part of a succession planning process led by the Board and current CEO Scott Rajeski, who will be retiring from Latham and will serve as a special advisor to the company.

Sean Gadd comes to Latham following a 21-year career at James Hardie. He most recently served as President of North America since 2022, where he has had full P&L responsibility for James Hardie’s largest regional business. Prior to his role as President of North America, Sean served as Executive Vice President, North America, Commercial (2018-2022) and Executive Vice President, Markets and Segments, North America (2015-2018) at James Hardie, leading the front end of the business across product, marketing, and sales. Sean has been instrumental in spearheading James Hardie’s substantial organic net sales growth since 2022, driving material conversion and deeper market penetration through a refined go-to-market strategy targeting end-users via channel partners. Sean brings experience that is directly comparable to Latham’s material conversion and Sand State initiatives, and his demonstrated success in driving strategic growth will be invaluable for Latham and its shareholders.

James E. Cline, Chairman, commented, “Sean is known as a strong leader and brand-builder and has an impressive track record of driving growth at James Hardie. We are thrilled that he has accepted the CEO role at Latham, and the Board believes Sean will be able to leverage his robust commercial experience, sector knowledge, and branding expertise to accelerate our ability to continue to gain share and further the conversion to fiberglass from concrete pools.”

“I am pleased to be joining Latham and am looking forward to building on its achievements to date. This is an excellent opportunity for me to utilize my experience in the building products category to drive further market penetration and adoption of Latham’s top-quality products and greater recognition for its superior service standards,” Mr. Gadd commented.

Mr. Gadd will also become a member of Latham’s Board of Directors, replacing Mr. Rajeski, who is resigning from the Board concurrently with his retirement.

Mr. Cline commented, “On behalf of the Board of Directors, I want to express our deep appreciation for the contributions that Scott Rajeski has made to Latham during his long tenure at the company, first as Chief Financial Officer and, since 2017, as President and Chief Executive Officer. Under his leadership and that of his executive and operating teams, the company went public in April of 2021 and has experienced substantial growth, demonstrated resilience within a difficult industry environment, and built a strong financial position.”

Mr. Rajeski noted, “It has been a privilege to serve as the President & CEO of Latham alongside the talented executive and operating teams that we have at the company. Together, we have advanced the awareness and adoption of fiberglass pools and autocovers, while implementing production and related efficiencies that have streamlined our operations. I am proud to be retiring as CEO of Latham with the company in a strong financial position and in very capable hands. Throughout my conversations with Sean, I have been very impressed with his leadership capabilities and background, and I am confident that he will bring a unique skillset that will allow Latham to continue to outperform the industry, gain further traction in the important Sand States, and remain an acquirer of choice.”

About Latham Group, Inc.

Latham Group, Inc., headquartered in Latham, NY, is the largest designer, manufacturer, and marketer of in-ground residential swimming pools in North America, Australia, and New Zealand. Latham has a coast-to-coast operations platform consisting of approximately 1,850 employees across around 30 locations.

Forward-Looking Statements

Certain statements in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this release other than statements of historical fact may constitute forward-looking statements, including statements regarding our future operating results and financial position, our business strategy and plans, business and market trends, our objectives for future operations and macroeconomic and geopolitical conditions. These statements involve known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of our control, which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including: unfavorable economic conditions and related impact on consumer spending; adverse weather conditions impacting our sales, and can lead to significant variability of sales in reporting periods; natural disasters, including resulting from climate change, geopolitical events, war, terrorism, public health issues or other catastrophic events; competitive risks; our ability to attract, develop and retain highly qualified personnel; inflationary impacts, including on consumer demand; our ability to source raw materials and components for manufacturing our products, our ability to collect accounts receivables from our customers; our ability to keep pace with technological developments and standards, such as generative artificial intelligence; the consequences of industry consolidation on our customer base and pricing; interruption of our production capability at our manufacturing facilities from accident, fire, calamity, regulatory action or other causes; product quality issues, warranty claims or safety concerns such as those due to the failure of builders to follow our product installation instructions and specifications; delays in, or systems disruptions issues caused by the implementation of our enterprise resource planning system; cyber-security breaches and data leaks, and our dependence on information technology systems; compliance with government regulations; our ability to obtain transportation services; the protection of our intellectual property and defense of third-party infringement claims; international business risks; and our ability to secure financing and our substantial indebtedness; and other factors set forth under “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K and subsequent reports we file or furnish with the SEC. Moreover, we operate in a very competitive and rapidly changing environment, and new risks emerge from time to time that may impair our business, financial condition, results of operations and cash flows.

Although we believe that the expectations reflected in the forward-looking statements are reasonable and our expectations based on third-party information and projections are from sources that management believes to be reputable, we cannot guarantee future results, levels of activities, performance or achievements. These forward-looking statements reflect our views with respect to future events as of the date hereof or the date specified herein, and we have based these forward-looking statements on our current expectations and projections about future events and trends. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date hereof. We anticipate that subsequent events and developments will cause our views to change. Our forward-looking statements further do not reflect the potential impact of any future acquisitions, merger, dispositions, joint ventures or investments we may undertake.

Contact:

Lynn Morgen

Casey Kotary

ADVISIRY Partners

lathamir@advisiry.com

212-750-5800